                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 26, 2002


                            NETWORKS ASSOCIATES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                         COMMISSION FILE NUMBER 0-20558

                   DELAWARE                                         77-0316593
(STATE OR OTHER JURISDICTION OF INCORPORATION)        I.R.S. EMPLOYER IDENTIFICATION NUMBER

             3965 FREEDOM CIRCLE
           SANTA CLARA, CALIFORNIA                                     95054
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 346-3832
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ITEM 5.           OTHER EVENTS.

         On March 26, 2002, Networks Associates, Inc. (the "Company") announced that the Company was notified by the Securities and Exchange Commission of the commencement of a "Formal Order of Private Investigation." The Company also announced the postponement of its proposed exchange offer for McAfee.com shares.

         Attached as Exhibit 99.1 is a press release containing the foregoing announcements.

ITEM 7.           EXHIBITS.

         99.1     Press release, dated March 26, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORKS ASSOCIATES, INC.




Dated: March 26, 2002                   By: /S/ KENT H. ROBERTS
                                            ------------------------------------
                                                Kent H. Roberts
                                                Executive Vice President and
                                                General Counsel




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
EXHIBIT INDEX

EXHIBITS.

         99.1     Press release, dated March 26, 2002.




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